361° Absolute Alpha Fund
A series of the Investment Managers Series Trust

Supplement dated September 1, 2011 to the
Summary Prospectus dated April 20, 2011 and the Prospectus dated December 31 2010, as supplemented

Addition of Sub-Advisors

The section titled “Summary Section – Allocation of Fund Assets” on page 5 of the Summary Prospectus and Prospectus is supplemented by

a.	replacing the first full paragraph on page 5 of the Summary Prospectus and Prospectus with the following:

As of September 1, 2011, the Advisor has entered into sub-advisory agreements with BRC Investment Management LLC, Tributary Capital Management LLC, Elessar Investment Management LLC, NewSouth Capital Management, Inc., and SouthernSun Asset Management, LLC.  Each sub-advisor will manage its portion of the Fund using the investment style described below; however, the Advisor may select other strategies offered by the sub-advisors for the Fund’s investments.

b.	adding the following:

▪	Elessar Investment Management LLC employs a long U.S. equity small cap value strategy. The sub-advisor considers small cap companies to be those with market capitalization below $2.5 billion.

▪
NewSouth Capital Management, Inc. a long U.S. equity small and mid-cap value strategy.  The sub-advisor considers small and mid-cap companies to be those with market capitalization between $500 million and $15 billion at initial purchase.

▪
SouthernSun Asset Management, LLC employs a long U.S. equity small and mid-cap strategy.  The sub-advisor considers small and mid-cap companies to be those with market capitalization between $1 billion and $8 billion at initial purchase.

The section titled “Investment Advisor and Sub-Advisors” on page 6 of the Summary Prospectus and page 7 of the Prospectus is supplemented by adding the following:

Effective September 1, 2011, Elessar Investment Management LLC, NewSouth Capital Management, Inc., and SouthernSun Asset Management, LLC serve as sub-advisors to the Fund.

The section titled “Portfolio Managers” on page 6 of the Summary Prospectus and page 7 of the Prospectus is supplemented by adding the following under “Sub-Advisor”:

Elessar Investment Management LLC

Richard A. Giesen, Jr., Founder, Chief Investment Officer and Small Cap Team Leader.  Mr. Giesen managed the Fund since September 1, 2011.

Ori Elan, Managing Director and Portfolio Manager.  Mr. Elan managed the Fund since September 1, 2011.

NewSouth Capital Management, Inc.

D. Stephen Morrow, CFA, Co-Founcder, Chief Investment Officer.  Mr. Morrow managed the Fund since September 1, 2011.

SouthernSun Asset Management, LLC

Michael W. Cook, Sr., Chief Executive Officer and Chief Investment Officer.  Mr. Cook managed the Fund since September 1, 2011.

The section titled “The Sub-Advisors” on page 17 of the Prospectus is supplemented by adding the following:

Elessar Investment Management LLC (“Elessar”), a Delaware limited liability company, is located at 1111 Superior Avenue, Suite 1310, Cleveland, Ohio 44114.  Elessar has been providing investment management services to individual and institutional clients since 2006 and is registered as an investment advisor with the SEC.  As of December 22, 2010, Elessar managed assets of approximately $25 million.

NewSouth Capital Management, Inc. (“NewSouth”), a Tennessee corporation, is located at 1100 Ridgeway Loop Road, Suite 444, Memphis, Tennessee 38120.  NewSouth has been providing investment advisory services to high net worth individuals, pension plans and institutional organizations since 1985 and is registered as an investment advisor with the SEC.  As of January 26, 2011, NewSouth managed assets of approximately $1.5 billion.

SouthernSun Asset Management, LLC (“SouthernSun”), a Delaware limited liability company, is located at 6000 Poplar Avenue, Suite 220, Memphis, Tennessee 38119.  SouthernSun has been providing investment management services to clients since 1989 and is registered as an investment advisor with the SEC.  As of May 31, 2011, SouthernSun managed assets of approximately $2.2 billion.

The section titled “Portfolio Managers” on page 17 of the Prospectus is supplemented by adding the following under “Sub-Advisors”:

Elessar Investment Management LLC

Richard A. Giesen, Jr.  Mr Giesen is the founder of Elessar and has served as its Chief Investment Officer and Small Cap Team Leader since 2006.  In his role as Chief Investment Officer, Mr. Giesen oversees all aspects of the investment process and manages the firm’s investment efforts.

Ori Elan.  Mr. Elan is a Managing Director and has served as a Portfolio Manager of the firm since 2006.  Mr. Elan assists Mr. Giesen in all aspects of the firm’s stock selection process and portfolio management activities.

NewSouth Capital Management, Inc.

D. Stephen Morrow, CFA.  Mr. Morrow co-founded NewSouth in 1985 and has served as the firm’s Chief Investment Advisor.

SouthernSun Asset Management LLC

Michael W. Cook, Sr.  Mr. Cook is the Founder and has served as Chief Executive Officer and Chief Investment Officer of SouthernSun since 1989.  In his 25 years of experience as a research analyst and portfolio manager, Mr. Cook has developed a unique investment philosophy and process which serves as the core of the firm’s U.S. and Global Equity strategies.

Please file this Prospectus Supplement with your records.

361° Absolute Alpha Fund
A series of the Investment Managers Series Trust

Supplement dated August 31, 2011 to the
Statement of Additional Information dated December 31 2010, as supplemented

The section titled “Sub-Advisors” and “Portfolio Managers” on page B-34 of the SAI is supplemented by adding the following:

Effective September 1, 2011, the Advisor, on behalf of the Fund, has entered into a sub-advisory agreement with the following Sub-Advisors with respect to the Fund: Elessar Investment Management LLC (“Elessar”), NewSouth Capital Management, Inc. (“NewSouth”), and SouthernSun Asset Management, LLC (“SouthernSun”).

The section titled “Portfolio Managers” on page B-34 of the SAI is supplemented by adding the following:

Sub-Advisor

Elessar

Richard A. Giesen, Jr
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	18	$55 million	0	$0

Ori Elan
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	18	$55 million	0	$0

NewSouth

D. Stephen Morrow, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$3.6 million	0	$0
Other Accounts	39	$727.6 million	0	$0

SouthernSun

Michael W. Cook, Sr
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	3	$329.0 million	0	$0
Other Pooled Investments	4	$56.8 million	1	$3.1 million
Other Accounts	1,904	$1.73 billion	0	$0

The section titled “Compensation of Portfolio Managers” on page B-36 of the SAI is supplemented by adding the following:

Sub-Advisor

Elessar

The portfolio managers receive a fixed base salary, a bonus based on personal/product performance and share in the profitability of the Advisor from their equity ownership of the firm.

NewSouth

Compensation at NewSouth comes in four forms:

•	Base Salary: All employees receive a base salary that is competitive within the industry.
•	Bonus system: All employees participate in a group incentive bonus program based on overall profitability of the company as well as the individual’s contributions to the team.
•	Benefits: All employees participate in the company profit sharing plan and health benefits.
•	Ownership: Equity participation is offered at different times on a merit basis.

SouthernSun

The portfolio manager’s compensation includes a fixed salary, retirement and 401K benefits, and ownership distributions.